Exhibit 10(p)

                          Source Code License Agreement

This Source Code License Agreement ("this Agreement") entered into by INFO Enterprises, Inc., having its executive offices at 426 North 44th Street, Suite 250, Phoenix, Arizona 85008 ("INFO"), and TRACER Design, Inc. ("Licensee") and effective as of the date of the latest signature hereto ("Effective Date"). WHEREAS, INFO agrees to license to Licensee and Licensee agrees to license from INFO the Source Code identified on the Schedule of Programs.

NOW THEREFORE, the parties mutually agree as follows:

1.     Definitions

       "Software" means the computer program or programs in source code or binary code form listed in the Schedule of Programs.

2.     Grant of License

       INFO grants to Licensee a non-exclusive and transferable license, with the right to sublicense, the Software listed on the Schedule of Programs.

3.     Payment

         A. Fees. The license fee applicable to the Software is a one time fee of $25,000.

         B. Payment of License Fee. The License fee of $25,000 is due upon execution and delivery hereof.

         C. Taxes. Licensee agrees to pay all license fees, assessments, sales, use, personal property, excise and other taxes, together with any penalties or interest thereon on either INFO or Licensee upon or with respect to the Software while the Software are subject to this License (excluding those taxes on the net income of INFO).

4.     Software Remains INFO's Property

         A. Ownership. Title to the Software, all copies thereof, and all rights therein, including all rights, title, and interest in patents, copyrights, trade secrets and any other intellectual property, shall remain vested in INFO. INFO shall acquire no rights or title of any kind to any modifications of the Software made by or for Licensee or a Sub-Licensee, which shall own all rights and title therein. INFO shall have no obligation to provide to Licensee any updates or modifications made by or for it.

         B. Valuable Proprietary Information. Licensee acknowledges INFO's representation that the Software contains valuable proprietary
                  information  and  that   unauthorized   dissemination  of  the
                  Software could cause irreparable harm. Therefore, Licensee and INFO agree to hold the Software in confidence and will take any appropriate action by instruction, agreement or
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Source Code License Agreement
02/23/96
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                  otherwise, with any person permitted access to the Software so as to enable Licensee or INFO, as applicable, to hold the Software in confidence using the same degree of care as Licensee or INFO, as applicable, uses for the protection of its own proprietary software, but in no event less than reasonable care, and to otherwise satisfy its obligations under this Agreement.

         C. Proprietary Markings. Licensee agrees not to alter, remove, or destroy, any patent, copyright, trademark, trade secret or proprietary notices, legends, or markings placed upon or contained in the Software.

5.     Right to Copy

       Licensee shall have the unrestricted right to modify and copy the Software, subject to Section 4 ( C ) above.

6.     Trademarks and Service Marks

7.     Term and Termination

         A. Term. The term of this Agreement shall be perpetual unless terminated under the provisions in section 7B hereinafter.

         B. Termination. This Agreement may be terminated by Licensee upon thirty (30) days prior written notice. INFO may terminate this Agreement if Licensee is in default of any of the terms and conditions of this Agreement and fails to cure such default within thirty (30) days prior written notice, or in the event Licensee files or has filed against any bankruptcy, insolvency, or receivership proceeding.

         C.       Termination  Certificate.  In the event a termination  of this
                  Agreement:

                  a) Licensee shall promptly return to INFO or certify to the destruction of the original and all copies, in whole or in part, in any form, of the Software;

                  b) INFO and Licensee shall promptly return to each other or certify to the destruction of confidential and proprietary information of the other which is in tangible form and to which neither has a right of retention; and

                  c) Any sublicenses granted by Licensee prior to such termination shall nevertheless remain in full force and effect.

8.     Maintenance
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Source Code License Agreement
02/23/96
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       INFO shall not be  responsible  for  maintenance  or field service of the
       Software or derivative versions under this Agreement.

9.     Warranty and Disclaimer

         A. INFO DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET LICENSEE'S REQUIREMENTS OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE.

         B. NO OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, ARE GRANTED TO LICENSEE.

10.    Patent and Copyright Indemnity

         A. INFO agrees that it will defend any suit or proceeding brought against Licensee and will pay all damages and costs finally awarded in any such suit or proceeding, insofar as such suit or proceeding is based on a claim that the Software infringes any patent, copyright or trade secret of the United States, provided that INFO is notified promptly by Licensee in writing of any such claim and at its expense is given full and complete authority (including settlement authority, provided that INFO shall have no authority to obligate Licensee in any way), information and assistance by Licensee for such defense.

         B. In the event that the use of the Software is enjoined as a result of such suit, or, if in the opinion of INFO, the Software is likely to become the subject of a claim of infringement of a patent, copyright, or trade secret of the United States, INFO at its own election and expense shall (i) procure for Licensee the right to continue to use the Software; (ii) modify or replace the Software so that it becomes non-infringing while giving equivalent performance; or at INFO's sole election, (iii) receive back the Software and refund to Licensee the license fee paid by Licensee.

         C. INFO shall not indemnify Licensee if any infringement or claim is based upon (i) Software developed at Licensee's request and in accordance with Licensee's specifications; (u) modifications by Licensee or Sub-Licensee of the Software if the Software in nonmodified form is noninfringing; (iii) the interconnection or use of the Software in combination with equipment or software if the Software standing alone would not be infringing.

11.    Limitation of Liability

       IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS LICENSE AGREEMENT, INCLUDING INFRINGEMENT CLAIMS, FOR THE EXISTENCE,
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Source Code License Agreement
02/23/96
Page 4

       FURNISHING, FUNCTIONS, OR LICENSEE'S USE OF THE SOFTWARE EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.    Miscellaneous

         A. Force Majeure. A party shall not be liable for non-performance of this Agreement, nor construed to be in default hereunder, to the extent to which the non-performance or default is caused by events or conditions beyond that party's control, and provided that the party gives prompt notice of the event or condition and makes all reasonable efforts to perform.

         B. Assignment. This Agreement and the rights granted hereunder may be assigned by either party without the prior written consent of the other party.

         C. Risk of Loss. If the Software is lost, damaged, or destroyed by any cause during shipment from INFO to Licensee, INFO will replace the Software and its storage media at no additional charge or cost to the Licensee.

         D. Export Restrictions. Licensee agrees that it will not, in any form, export, reexport, resell, ship or divert, or cause to be exported, reexported, resold, shipped or diverted, directly or indirectly, the Software to any country for which the United States Government or any agency thereof at the time of export or reexport requires an export license or other governmental approval without first obtaining such license or approval.

         E. Severability. If any part of this Agreement is found to be invalid or unenforceable, this Agreement shall be construed and interpreted without reference to such part.

         F. Choice of Law. This Agreement shall be governed in accordance with the laws of the State of Arizona.

         G. Mediation. Excluding any Intellectual Property Claims, the parties agree that claims and disputes will be submitted to non-binding mediation in Phoenix, Arizona, within ten (10) days after a written request for mediation prior to initiation of any formal legal process. Cost of mediation will be shared equally.

         H. Waiver. No term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented.

         I. Notice. Whenever notice is required to be given in writing hereunder, notice shall be deemed given when received by express mail to the addresses set forth below. The parties shall promptly notify each other in writing of any changes in address.
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Source Code License Agreement
02/23/96
Page 5

       TO INFO ENTERPRISES:                   TO LICENSEE:

       INFO ENTERPRISES                       TRACER DESIGN, INC.
       Attn: New Enterprises                  Attn: President
       1303 E. Algonquin Rd.                  2231 East Camelback, Suite 324
       Schaumburg, IL  60196                  Phoenix, AZ  85016

         J. Headings. The headings used herein are intended solely for ease of reference and are not intended to describe, construe, or interpret this Agreement.

         K. Relationship of the Parties. The relationship between the parties to this Agreement is that of licensor and licensee. This Agreement shall not be construed to create a relationship of partners, brokers, employees, servants, or agents as between the parties.

         L. Confidentiality. If any information provided by one party is considered confidential and proprietary, it shall require execution of a separate Non-Disclosure Agreement.

13.    Entire Agreement

       This Agreement together with the Schedule of Programs, constitutes the entire understanding of the parties hereto and supersedes any and all prior or contemporaneous representations or agreements, whether written or oral, between the parties, and cannot be changed or modified unless in a writing signed by the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year of the last signature below.

       INFO ENTERPRISES, INC.                       LICENSEE

                                                    /s/ Chad M. Little
                                                    ----------------------------
                                                    (Full Legal Name)
       /s/ G. E. Korb                               /s/
       ------------------------------               ----------------------------
       (Authorized Signature)                       (Authorized Signature)


       Gregory E. Korb                              /s/Chad M. Little
       ------------------------------               ----------------------------
       (Typed Name)                                 (Typed Name)

Chief Operating Officer                       President
-------------------------------------         ----------------------------------
     (Title)                                       (Title)


February 23,1996                              February 23,1996
-------------------------------------         ----------------------------------
(Date)                                        (Date)
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Source Code License Agreement
02/23/96
Page 6

             SCHEDULE OF PROGRAMS FOR SOURCE CODE LICENSE AGREEMENT

This Schedule of Programs for licensing the Software listed below is made and entered into by INFO Enterprises, Inc. and the Licensee named below. The terms and conditions of the Source Code License Agreement are incorporated into and made a part of this Schedule of Programs. INFO agrees to license to Licensee and Licensee agrees to license from INFO the Software listed below.

LICENSEE:         TRACER Design. Inc.
                  ------------------------------------
                  (Full Legal Name)

ADDRESS:          2231 East Camelback Road. Suite #324
                  ------------------------------------

                  Phoenix. AZ 85016
                  ------------------------------------

PRODUCT                                      DESCRIPTION                            LICENSE FEE
-------                                      -----------                            -----------

1. Cyberhunt Intellectual Property           Titles of Programs provided below:     $25,000

club_clues.                                  c chgpwd.create                        mklinks.sh
clue_updates                                 get_form_info.create                   newsform
makeguess2db.c                               list_form_results.create               newspost
makeguessform . c                            answers_it. create                     next
creatdb.sql                                  forms_dt.create                        page
creatobjects.sh                              questions_dt.create                    page2
initializzedb.sh                             user_info_dt.create                    pagerform2
MakePrizeDisplay                             user_login_it.create                   prev
nextgame_form                                access.sql                             pwd2db.c
register_form                                accesslist.sh                          register.c
showprize.c                                  comment.sql                            showebrc.c
showwinners.c                                dump.tables                            submitebrc.c
clubregister.c                               response.sh                            club_info.create
clubregister_form                            response.sql                           clues .create
cluepage                                     response.sql.all                       prizes.create
clues.c                                      usercomments.sh                        user_clues.create
confirm.c                                    userresponse.sh                        activate_clue.create
found.c                                      MakeNotice                             club_clues.create
mkclue.sh                                    checklinks.sh                          clubregistration.create
showclue.c                                   chgpwd                                 clue_solved.create
list_forms.sql                               comment_form                           clue_status.create
answers.create                               cyberhunt_header                       clues_for_user.create
forms.create                                 cyberhunt_footer                       enter_clue.create
question_type.create                         form                                   getguess.create
questions.create                             hpage                                  prize_report.create
services.create                              imagemap.c                             submitguess.create
user_info.create                             locate                                 oicgi.c
adduseranswer.create                         mailform                               oicgi.h
adduserinfo.create                           mailto.c
adduserlogin.create                          mdy

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Source Code License Agreement
02/23/96
Page 7

     INFO ENTERPRISES, INC.                         LICENSEE

     G. E. Korb                                     /s/
     ------------------------------                 ----------------------------
     (Authorized Signature)                         (Authorized Signature)


     Gregorv E. Korb                                Chad M. Little
     ------------------------------                 ----------------------------
     (Typed Name)                                   (Typed Name)


     Chief Operating Officer                        President
     ------------------------------                 ----------------------------
     (Title)                                        (Title)

     February 23, 1996                              February 23, 1996
     ------------------------------                 ----------------------------
     (Date)                                         (Date)